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EXHIBIT 99.3

NEITHER THE WARRANT REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE STATE SECURITIES ACT, AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACTS.

Warrant No.

WARRANT
To Purchase Common Stock of
THOMAS GROUP, INC.

        THIS CERTIFIES that, for ten and 00/100 dollars ($10.00) and other value received, the receipt and sufficiency of which is hereby acknowledged, General John T. Chain, Jr., an individual, or registered assigns (the "Holder"), is the registered owner and is entitled, subject to the terms and conditions of this Warrant, from the date hereof until the date which is five (5) years after the date on which this Warrant is issued (the "Expiration Date"), to purchase 869,798 shares of common stock, $0.01 par value per share (the "Common Stock"), of Thomas Group, Inc., a Delaware corporation (the "Company"), at a purchase price per share equal to $0.30 (the "Exercise Price"). The number of shares of Common Stock which may be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock are subject to adjustment from time to time as hereinafter set forth. This Warrant is being granted pursuant to the terms of that certain Note and Warrant Purchase Agreement, dated as of September [16], 2002 (the "Purchase Agreement"), and the Company and Holder intend to be bound thereby. All capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement. The Company acknowledges that the payment by Holder set forth herein is fair and full consideration for the rights granted to Holder hereunder, since the Company acknowledges that, due to restrictions on the exercise of this Warrant and other restrictions on the rights of Holder contained herein and in the Purchase Agreement, the value of this Warrant is contingent, speculative and uncertain.

        1.    Exercise of Warrant.

          (a)  Company's Covenants as to Common Stock. The shares of Common Stock deliverable upon the exercise of this Warrant shall, at delivery, be fully paid and nonassessable, free from liens, and charges with respect to their purchase. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy the exercise of this Warrant.

          (b)  Procedure for Exercise. This Warrant may be exercised at any time or from time to time until the Expiration Date, on any day that is a business day, for all or any part of the number of shares of Common Stock purchasable upon its exercise. In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 5221 North O'Connor Boulevard, Irving, Texas, 75039, or at such other offices as shall be designated by the Company through notice given by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such registered holder appearing in the records of the Company, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased pursuant to such exercise, (ii) cash or a certified or cashier's check payable to the order of the Company in full payment of the exercise price thereof, and (iii) this Warrant. Such notice may be in the form of the Subscription Form appearing at the end of this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) business days thereafter, execute, or cause to be executed, and deliver to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise. The stock certificate or certificates so delivered shall be registered in the name of Holder, or such other name as shall be designated in said notice. Holder acknowledges that the stock certificate shall bear a legend restricting transfer similar to that appearing on the face of this Warrant and legends required by applicable law. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date said notice, together with said payment and this Warrant, is received by the Company as aforesaid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to Holder a new warrant evidencing the rights of Holder to purchase that number of shares of Common Stock with respect to which this Warrant shall not have been exercised, which new warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

          (c)  Cashless Exercise. At the option of the Holder, to the extent permitted by law, the Holder may exercise this Warrant, without a cash payment of the Exercise Price, by designating that the number of shares of Common Stock issuable to Holder upon such exercise shall be reduced by the number of shares of Common Stock having a fair market value (as reasonably determined by the Holder hereof and the Company) equal to the amount of the total exercise price for such exercise. In such instance, no cash or other consideration will be paid by Holder in connection with such exercise, other than the surrender of the Warrant itself, and no commission or other remuneration will be paid or given by Holder or the Company in connection with such exercise. If such exercise results in only a partial exercise of this Warrant, then the Company shall deliver to Holder a new Warrant evidencing the remaining rights under this Warrant, as provided in Section 1(b) above.

          (d)  Fractional Shares. No fractional shares of Common Stock shall be issued upon the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this subsection (c) of this Section 1, be issuable upon exercise of this Warrant, the Company shall issue that number of shares of Common Stock equal to the next greatest whole share.

        2.    Taxes. The issuance of any Common Stock or other certificate upon the exercise of this Warrant shall be made without charge to Holder for any tax in respect of the issuance of such certificate.

        3.    Limited Rights of Owner. This Warrant does not entitle Holder to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights expressed herein. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

        4.    Transfer. Except as otherwise provided herein, this Warrant and all options and rights hereunder are transferable, as to all or any part of the number of shares of Common Stock purchasable upon its exercise, by Holder in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant at the principal offices of the Company, together with the form of transfer authorization attached hereto duly executed. The Company shall deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary. If this Warrant is transferred in part, the Company shall at the time of surrender of this Warrant, issue to the transferee a warrant covering the number of shares of Common Stock transferred and to the transferor a warrant covering the number of shares not transferred. Notwithstanding anything else contained herein to the contrary, Holder shall not transfer this Warrant, or any of the shares of Common Stock issued upon the exercise of this Warrant, to any person that is reasonably deemed by a majority of the Board of Directors of the Company to be a competitor of the Company.

        5.    Adjustment. If any of the following events shall occur at any time or from time to time prior to the exercise of this Warrant, the following adjustments shall be made in the Exercise Price and/or the number of shares then purchasable upon the exercise of this Warrant, as applicable.

          (a)  In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced (but not below the par value of the Common Stock) and the number of shares purchasable under this Warrant shall be proportionately increased; and conversely, in case the Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares purchasable hereunder shall be proportionately reduced.

          (b)  If the Company shall declare a dividend on its Common Stock payable in shares, options, interests, participations or other equivalents of or in the Company, including, without limitation, common stock, warrants, preferred stock, convertible debentures and all other convertible securities (the "Stock") or other securities of the Company or any other corporation, or in cash or other property, to holders of record of Common Stock as of a date prior to the date of exercise of this Warrant, Holder shall, without additional cost, be entitled to receive upon the exercise of this Warrant, in addition to the Common Stock to which Holder is otherwise entitled upon such exercise, that number of shares of the Stock or other securities, cash or property that Holder would have been entitled to receive if Holder had been a holder of the number of shares of Common Stock that Holder actually receives upon exercise of this Warrants on such record date.

          (c)  In case of any capital reorganization or reclassification of the Common Stock, or the consolidation or merger of the Company with or into another corporation, or any sale of all or substantially all of the Company's property or assets, or any liquidation of the Company, Holder, upon the exercise of this Warrant on or before the record date for determination of stockholders entitled thereto, shall receive, in lieu of any shares of Common Stock, the proportionate share of all stock, securities or other property issued, paid or delivered for or on all of the Common Stock as is allocable to the shares of Common Stock then exercisable under this Warrant.

          (d)  In the event the Company, at any time after the date hereof, shall issue or sell additional shares of Common Stock or securities exercisable or exchangeable for, or convertible into, shares of Common Stock without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to such issue, then and in such event, the Exercise Price shall be reduced, concurrently with such issue, to a price equal to the consideration per share received by the Company for such issue; provided, however, that no adjustment shall be made pursuant to this Section 5(d) upon the issuance of Common Stock issued in connection with (i) a merger, consolidation or reorganization of the Company; (ii) pursuant to any registered public offering of the Company's Common Stock; (iii) upon exercise of options granted pursuant to the Company's stock option plans; or (iv) if the exercise price is the same or higher than the Exercise Price, issuance of the Bank Warrant and the Bank Shares (as each is defined in the Purchase Agreement).

        6.    Notices of Certain Events.

          (a)  In the event of: (i) any setting by the Company of a record date with respect to the holders of Common Stock or any class of securities of the Company for the purpose of determining which of such holders are entitled to (A) dividends or other distributions, (B) any right to subscribe for, purchase or otherwise acquire any shares of Stock of the Company or any other securities or property, or (C) to receive any other right; (ii) any capital reorganization of the Company, or reclassification or recapitalization of the Common Stock of the Company or any transfer of all or substantially all of the assets of the Company to, or consolidation or merger of the Company with or into, any other entity or person; (iii) any voluntary dissolution or winding up of the Company; or (iv) any proposed issue or grant by the Company of any shares of Stock or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of Stock or any other securities of the Company (other than Common Stock issued pursuant to exercise of this Warrant or issued pursuant to shares of Stock outstanding on the date of this Warrant and the issuance of options or shares of Stock pursuant to the Company's stock option and benefit plans), then and in each such event the Company will mail or cause to be mailed to Holder a notice specifying, as the case may be, (1) the date on which any such record is to be set for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution, or right; (2) the date as of which the holders of record shall be entitled to vote on any reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding-up; (3) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding-up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other Stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other Stock or securities) for securities or other property deliverable upon such event; and (4) the amount and character of any Stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the consideration to be received therefor and, in the case of rights or options, the exercise price thereof, and the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant will be offered or made. Any such notice shall be given by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such registered holder appearing in the records of the Company, at least thirty (30) days prior to the date therein specified and the holder of this Warrant may exercise this Warrant within the thirty (30) day period from the date of mailing of such notice.

          (b)  If there shall be any adjustment as provided in Section 5 hereof, or if securities or property other than shares of Common Stock of the Company shall become purchasable in lieu of shares of such Common Stock upon exercise of this Warrant, the Company shall forthwith cause written notice thereof to be sent by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such registered holder appearing in the records of the Company, which notice shall be accompanied by a certificate of the chief financial officer of the Company setting forth in reasonable detail the basis for Holder becoming entitled to purchase such shares and the number of shares that may be purchased and the exercise price thereof, or the facts requiring any such adjustment and the exercise price and number of shares purchasable after such adjustment, or the kind and amount of any such securities or property so purchasable upon the exercise of this Warrant, as the case may be. At the request of Holder and upon surrender of this Warrant, the Company shall reissue this Warrant in a form conforming to such adjustments.

        7.    Lost, Stolen, Mutilated, or Destroyed Warrants. If this Warrant shall become lost, stolen, mutilated, or destroyed, the Company shall, on such reasonable terms as to indemnity or otherwise as it may impose, including, without limitation, the delivery by Holder to the Company (at Holder's expense) of an affidavit of lost instrument and an indemnity agreement, issue a new warrant of like denomination, tenor, and date of this Warrant. Holder agrees to pay the reasonable expenses incurred by the Company in connection with such reissuance. Any such new warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

        8.    Applicable Law. This Warrant shall be interpreted and the rights of the parties determined in accordance with the laws of the United States applicable thereto and the internal laws of the State of Texas, without regard to its or other states choice of law principles.

        9.    Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the permitted successors and assigns of the Company and the holder hereof and shall be enforceable by any such holder; provided, however, that the Company shall not assign or delegate any of its rights or obligations under this Warrant without the written consent of any holder hereof.

        10.  Headings. Headings of the paragraphs in this Warrant are for convenience and reference only and shall not, for any purpose, be deemed a part of this Warrant.

        11.  Notices. Any notices required to be given hereunder shall be given in the manner set forth in the Purchase Agreement.

        12.  Modifications and Amendments. No amendment modification or termination of this Agreement shall be binding upon any other party unless executed in writing by the Company and by the Holder.

        13.  Waivers and Extensions. The Holder may waive any right, breach or default which the Holder has the right to waive, provided that such waiver will not be effective against the Holder unless it is in writing, is signed by the Holder, and specifically refers to this Warrant. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

        14.  Titles and Headings. Titles and headings of sections of this Warrant are for convenience only and shall not affect the construction of any provision of this Warrant.

        15    Severability. This Warrant shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warrant or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Warrant a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

THOMAS GROUP, INC.
DATED as of September 20, 2002
By: /s/ James T. Taylor
Name: James T. Taylor
Title: Chief Financial Officer

SUBSCRIPTION FORM
(To be executed only upon exercise of Warrant)

        The undersigned registered owner of warrant number        irrevocably exercises the warrant for and purchases                  shares of common stock (the "Common Stock") of Thomas Group, Inc. purchasable pursuant to the warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in the warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                    whose address is                                    , and if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in the warrant, that a new warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder to be delivered to the undersigned.

DATED: ,
By:
Name:
Title:
Tax Identification Number:
Address:

ASSIGNMENT FORM

        FOR VALUE RECEIVED, the undersigned registered owner of warrant number            hereby sells, conveys, assigns and transfers unto the assignee named below all of the rights of the undersigned in the warrant, with respect to the number of shares of common stock set forth below:

Name & Address of Assignee	No. of Shares Common Stock

and does hereby irrevocably constitute and appoint                                    , as attorney, to register such transfer on the books of Thomas Group, Inc. maintained for such purpose, with full power of substitution in the premises.

DATED: ,
By:
Name:
Title:
NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the warrant in every particular.

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WARRANT To Purchase Common Stock of THOMAS GROUP, INC.